Ivy Global Bond Fund

Summary Prospectus   |   July 31, 2015, as supplemented January 29, 2016

Share Class (Ticker):    Class A Shares (IVSAX), Class B Shares (IVSBX), Class C Shares (IVSCX), Class I Shares (IVSIX), Class R Shares (IYGOX), Class R6 Shares (IVBDX), Class Y Shares (IVSYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2015 (as each may be amended or supplemented) are incorporated herein by reference.

Objectives

To seek to provide a high level of current income. Capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the Sales Charge Reductions section on page 225 of the Fund’s prospectus and in the Purchase, Redemption and Pricing of Shares section on page 131 of the Fund’s statement of additional information (SAI). The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class I	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None	None	None	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class R	Class R6	Class Y
Management Fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.25%
Other Expenses	0.35%	0.48%	0.25%	0.25%	0.34%	0.08%	0.25%
Total Annual Fund Operating Expenses	1.22%	2.10%	1.87%	0.87%	1.46%	0.70%	1.12%
Fee Waiver and/or Expense Reimbursement[3]	0.23%	0.36%	0.13%	0.13%	0.00%	0.00%	0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	1.74%	1.74%	0.74%	1.46%	0.70%	0.99%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the close of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]

Through July 31, 2016, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses as follows: Class A shares at 0.99%, Class B shares at 1.74%, Class C shares at 1.74%, Class I shares at 0.74% and Class Y shares at 0.99%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$918	$1,186	$1,948
Class B Shares	577	923	1,196	2,177
Class C Shares	177	575	999	2,180
Class I Shares	76	265	469	1,061
Class R Shares	149	462	797	1,746
Class R6 Shares	72	224	390	871
Class Y Shares	101	343	604	1,352

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$918	$1,186	$1,948
Class B Shares	177	623	1,096	2,177
Class C Shares	177	575	999	2,180
Class I Shares	76	265	469	1,061
Class R Shares	149	462	797	1,746
Class R6 Shares	72	224	390	871
Class Y Shares	101	343	604	1,352

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Ivy Global Bond Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of bonds of foreign and U.S. issuers. The Fund may invest in debt securities issued by foreign or U.S. governments and in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets. The Fund may invest up to 100% of its total assets in foreign securities and in securities denominated in currencies other than the U.S. dollar. The Fund may invest in securities of any maturity.

Under normal circumstances, the Fund invests at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of its total assets in securities of non-U.S. issuers. Under normal circumstances, the Fund will allocate its assets among at least three different countries (one of which may be the United States).

The Fund may invest in both investment and non-investment grade securities. It may invest up to 100% of its total assets in non-investment grade bonds, commonly called “high yield” or “junk” bonds, primarily of foreign issuers, that include bonds rated BB+ or lower by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The Fund will only invest in non-investment grade securities if IICO deems the risks to be consistent with the Fund’s objectives. The Fund also may invest in equity securities of foreign and U.S. issuers to achieve income and/or its secondary objective of capital appreciation.

Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

IICO may look at a number of factors in selecting securities for the Fund’s portfolio, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, management, strategy and accounting); the maturity, quality, and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

Generally, in determining whether to sell a security, IICO continues to analyze the factors considered for buying the security. IICO also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. IICO may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

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Capital Repatriation Risk. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If IICO is unable to repatriate capital from the Fund’s investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

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Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

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Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

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Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

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Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

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Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in countries with emerging markets. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency.

■	Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security.

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Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

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Loan Risk. In addition to the risks typically associated with fixed income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods, which may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans.

With loan assignments, as an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

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Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

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Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

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Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. The financial crisis that started in 2008 continues to affect the U.S. and foreign economies and has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

■

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding bonds held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

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Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to those of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 4.49% (the second quarter of 2009) and the lowest quarterly return was -3.30% (the fourth quarter of 2014). The Class A return for the year through June 30, 2015 was -3.40%.

Average Annual Total Returns

as of December 31, 2014	1 Year	5 Years	Life of Class
Class A (began on 04-04-2008)
Return Before Taxes	-6.35%	1.66%	2.18%
Return After Taxes on Distributions	-7.63%	0.22%	0.87%
Return After Taxes on Distributions and Sale of Fund Shares	-3.51%	0.75%	1.20%
Class B (began on 04-04-2008)
Return Before Taxes	-5.22%	1.93%	2.32%
Class C (began on 04-04-2008)
Return Before Taxes	-1.37%	2.10%	2.32%
Class I (began on 04-04-2008)
Return Before Taxes	-0.39%	3.13%	3.34%
Class R (began on 12-19-2012)
Return Before Taxes	-1.01%	N/A	0.12%
Class R6 (began on 07-31-2014)
Return Before Taxes	N/A	N/A	-3.56%
Class Y (began on 04-04-2008)
Return Before Taxes	-0.54%	2.89%	3.10%

Indexes	1 Year	5 Years	Life of Class
Barclays Multiverse Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on April 4, 2008)	0.48%	2.85%	2.98%
Lipper Global Income Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on April 1, 2008)	2.25%	3.73%	3.79%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Mark G. Beischel, Senior Vice President and Global Director of Fixed Income of IICO, has managed the Fund since April 2008.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R and Class R6 shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class R, Class R6 and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IVSAX